UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Lorillard, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34097	13-1911176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Green Valley Road

Greensboro, North Carolina 24708-7018

(Address of principal executive offices, including zip code)

(336) 335-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2012, Lorillard, Inc. (the “Company”) held its 2012 annual meeting of shareholders (the “Annual Meeting”) in Greensboro, North Carolina (i) to elect two Class I directors to hold office until the annual meeting of shareholders for 2015, and until their successors are duly elected and qualified, (ii) to hold a non-binding, advisory vote on the Company’s executive compensation, (iii) to approve the Lorillard, Inc. Employee Stock Purchase Plan, (iv) to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, (v) to consider a shareholder proposal on declassifying the Board of Directors and (vi) to consider a shareholder proposal on reporting political contributions and expenditures. There were 116,766,741 shares of the Company’s common stock, constituting in excess of 89% of the outstanding shares on the record date (March 28, 2012), represented in person or by proxy at the meeting. The results for each of the matters voted upon at the Annual Meeting are set forth below:

Proposal 1 – Election of Class I Directors.

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Robert C. Almon	108,335,503	677,589	2,557,887	5,205,762
Kit D. Dietz	108,167,232	677,548	2,716,199	5,205,762

Each Class I director nominee was duly elected. In addition, the terms of office for the following directors continued after the meeting: Dianne Neal Blixt, Andrew J. Card, Jr., Virgis W. Colbert, Kit D. Dietz, Murray S. Kessler and Richard W. Roedel. Nigel Travis did not stand for re-election as a Class I director, and his term expired on May 17, 2012. Effective May 17, 2012, the Board of Directors reduced the size of the Board from nine to eight directors.

Proposal 2 – Advisory vote on the Company’s executive compensation.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
104,144,929	6,825,149	590,901	5,205,762

The proposal was approved on an advisory basis.

Proposal 3 – Approval of the Lorillard, Inc. Employee Stock Purchase Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
111,258,220	254,525	48,234	5,205,762

The proposal was approved.

Proposal 4 – Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes Cast For	Votes Cast Against	Abstentions
115,721,436	918,607	126,698

The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified.

Proposal 5 – Shareholder proposal on declassifying the Board of Directors.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
106,972,050	2,837,288	1,209,978	5,747,425

The proposal was approved.

Proposal 6 – Shareholder proposal on reporting political contributions and expenditures.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
37,241,274	57,688,548	16,637,157	5,205,762

The proposal was defeated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC.
(Registrant)

By:	/s/ Ronald S. Milstein
Ronald S. Milstein
Executive Vice President, Legal and External Affairs, General Counsel and Secretary

Dated: May 18, 2012